UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2025

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042

(Address of principal executive offices) (Zip Code)

(703) 280-2900

Registrant’s telephone number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2025, Northrop Grumman Corporation (the “Company”) issued $500,000,000 in aggregate principal amount of 4.650% senior notes due 2030 (the “2030 Notes”) and $500,000,000 in aggregate principal amount of 5.250% senior notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”). The Notes were issued pursuant to an indenture (the “Original Indenture”), dated as of November 21, 2001, as supplemented by the first supplemental indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the third supplemental indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and the thirteenth supplemental indenture, dated as of May 29, 2025 (the “Thirteenth Supplemental Indenture”) by and between the Company and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, as trustee (the “Trustee”) (the Original Indenture as amended and supplemented by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Thirteenth Supplemental Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement, dated May 27, 2025, by and among the Company and Mizuho Securities USA LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

The 2030 Notes will mature on July 15, 2030 and the 2035 Notes will mature on July 15, 2035, in each case, unless redeemed earlier. The Company may redeem any of the series of notes at its option, as a whole or in part, at any time or from time to time, at the redemption prices set forth in the Indenture.

The Indenture governing the Notes contains certain covenants, including covenants related to our ability to create liens, engage in certain sale and leaseback transactions and engage in certain transactions and asset sales. These covenants are subject to exceptions and qualifications.

The terms and conditions of the Notes are set forth in the Original Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on November 21, 2001, the First Supplemental Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on July 30, 2009, the Third Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, the Fourth Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, and the Thirteenth Supplemental Indenture attached hereto as Exhibit 4.1. The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to these documents. The Company has on file with the Securities and Exchange Commission an effective registration statement on Form S-3 dated March 13, 2023 (Registration No. 333-270497, the “Registration Statement”) and incorporates by reference the exhibits filed with this report into the Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 27, 2025, among Northrop Grumman Corporation and Mizuho Securities USA LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Thirteenth Supplemental Indenture, dated as of May 29, 2025, between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

4.2	Form of 4.650% Senior Note due 2030 (included in Exhibit 4.1)

4.3	Form of 5.250% Senior Note due 2035 (included in Exhibit 4.1)

5.1	Opinion of Cravath, Swaine & Moore LLP

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey
Corporate Vice President and Secretary

Date: May 29, 2025